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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 1997


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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      (Exact name of registrant as specified in its governing instruments)


         DELAWARE                       333-7854                 56-1643598
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                             One First Union Center
                      Charlotte, North Carolina 28228-0600
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (704) 374-6828

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Item 1. Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2. Acquisition or Disposition of Assets.

         On November 25, 1997, a single series of mortgage pass-through certificates, entitled First Union - Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of November 1, 1997, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of eighteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and ten of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 422 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of November 1, 1997 (the "Cut-off Date") of $2,203,502,325. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property, with the exception of two Mortgage Loans, which are each secured by a mortgage that creates a second mortgage lien (with the related first Mortgage lien securing a Mortgage Loan that is also in the Mortgage Pool), and with the exception of fourteen Mortgage Loans, which are fully secured by a leasehold estate in income-producing real property.

         Two hundred eight (208) of the Mortgage Loans (the "Lehman Loans") showing an aggregate principal balance of $1,097,817,189.31 (the "Lehman Balance"), were acquired by the Registrant from an affiliate of Lehman Brothers Inc. (the "Lehman Seller") and two hundred fourteen (214) of the Mortgage Loans (the "FUNB Loans"), having an aggregate principal balance of $1,105,685,135.31 (the "FUNB Balance"), were acquired by the Registrant from First Union National Bank ("FUNB," and together with the Lehman Seller, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of November 1, 1997 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase prices (collectively the "Purchase Price") for the Lehman Loans and the FUNB Loans paid by the Registrant to the Sellers consisted of (i) a cash amount equal to 100% of the Lehman Balance and 100% of the FUNB Balance plus (ii) interest accrued on each of the Lehman Loans and the FUNB Loans at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Lehman Brothers Inc. ("LBI") and First Union Capital Markets Corp. ("First Union") pursuant to an Underwriting Agreement, dated as of November

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19, 1997 (the "Underwriting Agreement"), among the Registrant, LBI and First
Union (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of November 25, 1997, among the Registrant, LBI and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of First Union. On November 25, 1997, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                                    Pass-Through
                 Class                 Initial Certificate Balance      Rate
                 -----                 ---------------------------  ------------
A-1.................................          $220,000,000             6.479%
A-2.................................          $384,000,000             6.600%
A-3.................................          $982,521,000             6.650%
B ..................................          $110,175,000             6.790%
C ..................................          $110,175,000             7.020%
D ..................................          $121,194,000             7.120%
E ..................................          $ 33,052,000             7.120%
IO  ................................              (1)                   (1)
F  .................................          $ 66,105,000             7.500%(2)
G  .................................          $ 49,578,000             7.500%(2)
H  ...............................            $ 16,527,208             7.500%(2)
J...................................          $ 44,070,046             6.000%(2)
K...................................          $ 22,035,023             6.000%(2)
L...................................          $ 27,543,779             6.000%(2)
M...................................          $ 16,526,269             6.000%(2)
R-I.................................             N/A(2)               N/A(3)
R-II................................             N/A(2)               N/A(3)
R-III...............................             N/A(2)               N/A(3)

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(1)  The Class IO Certificates will receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.

(2) With respect to each Distribution Date, the Pass-Through Rate will equal the lesser of the rate set forth above and the applicable Weighted Average Net Mortgage Rate (as defined in the Prospectus Supplement).

(3) The Class R-1, Class R-11 and Class R-III Certificates have no Certificate Balance and do not bear interest.

         The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 29, 1997, and the Prospectus Supplement, dated November 19,

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1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.


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Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

          1.1 Underwriting Agreement, dated as of November 19, 1997, among First Union Commercial Mortgage Securities, Inc., Lehman Brothers Inc. and First Union Capital Markets Corp.

          4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

          99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between First Union Commercial Mortgage Securities, Inc. and Lehman Brothers Holdings Inc.

          99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST UNION COMMERCIAL MORTGAGE
                                 SECURITIES, INC.


                                 By:  /s/ MICHAEL H. GRECO
                                      -------------------------------------
                                      Name:   Michael H. Greco
                                      Title:  Senior Vice President

Dated: December 10, 1997


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                                  EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                       Description
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    1.1  Underwriting Agreement, dated as of November 19, 1997, among First
         Union Commercial Mortgage Securities, Inc., Lehman Brothers Inc. and First Union Capital Markets Corp.

    4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

    99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between First Union Commercial Mortgage Securities, Inc. and Lehman Brothers Holdings Inc.

    99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.